EXHIBIT 99.1

[LOGO] CDC Mortgage Capital Inc.

                     CDC COMMERCIAL MORTGAGE TRUST 2002-FX1

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-FX1
                           Approximately $637 million

LEHMAN BROTHERS                                              CDC SECURITIES INC.

      GOLDMAN, SACHS & CO.                            SALOMON SMITH BARNEY

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLER OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

TABLE OF CONTENTS
================================================================================

I.    TRANSACTION HIGHLIGHTS

II.   STRUCTURAL HIGHLIGHTS

III.  COLLATERAL POOL HIGHLIGHTS

IV.   MORTGAGE SELLER HIGHLIGHTS

V.    COLLATERAL POOL HIGHLIGHTS

VI.   SIGNIFICANT MORTGAGE LOANS

VII.  SUMMARY POINTS

VIII. INVESTOR REPORTING

IX.   TIMELINE

TRANSACTION HIGHLIGHTS
================================================================================

Initial Mortgage Pool Balance:      Approximately $637.5 million

Public Certificates:                Approximately $546.7 million

Private Certificates:*              Approximately $90.8 million

                                    * The Private Certificates are not offered as part of the public offering.

Lead Manager:                       Lehman Brothers Inc.

Co-Managers:
                                    CDC Securities Inc. ("CDC"), Goldman, Sachs
                                    & Co. and Salomon Smith Barney

Rating Agencies:                    Standard & Poor's, a division of The
                                    McGraw-Hill Companies, Inc. ("S&P"), Moody's
                                    Investors Service, Inc. ("Moody's") and
                                    Fitch Ratings ("Fitch")

Trustee:                            LaSalle Bank National Association

Fiscal Agent:                       ABN AMRO Bank, N.V.

Master Servicer:                    GMAC Commercial Mortgage Corporation
                                    ("GMAC")

Special Servicer:                   GMAC Commercial Mortgage Corporation
                                    ("GMAC")

Cut-Off Date:                       June 11, 2002

Determination Date:                 11th day of each month or if such day is not
                                    a business day, then the following business day

Distribution Date:                  4th business day after the Determination
                                    Date of each month, commencing in July 2002

Eligible for Underwriters'
Prohibited Transaction
Exemption for ERISA Purposes
(Public Certificates):              Classes A-1, A-2, B, C, D and E

DTC (Public Certificates):          Classes A-1, A-2, B, C, D and E

Bloomberg/Intex:                    Cash flows will be modeled on Bloomberg and
                                    Intex

Denominations:

                                                 Class                  Minimum Denomination*
                                    -------------------------------   -------------------------
                                    Classes A-1, A-2, B, C, D and E            $10,000
                                                                      *Increments $1 thereafter

Lehman Brothers CMBS Index:         All classes will be included in the Lehman
                                    Brothers CMBS Index

STRUCTURAL HIGHLIGHTS
================================================================================

CERTIFICATES

Offered Certificates          ---------------   -----------------
      Class A-1
      Class A-2
      Class B
      Class C
      Class D                                   Class X-CP (1)(2)
      Class E
Private, 144A Certificates
      Class F
      Class G                 Class X-CL (1)
      Class H                                   -----------------
      Class J
      Class K
      Class L
      Class M
      Class N
      Class P
      Class Q                 ---------------

(1) The Class X-CL and X-CP certificates have the right to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not part of the public offering.

(2) Initial notional amount of Class X-CP through June 2005. The Class X-CP notional balance will decrease every year thereafter until June 2009, after which date the X-CP class will no longer be entitled to any interest.

BOND STRUCTURE

o     Sequential pay structure

o Interest and principal are paid to senior classes before subsequent classes receive interest and principal

o Credit enhancement for each class will be provided by the subordinate classes

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class Q)(1)

             ORIGINAL             RATINGS           CREDIT                        WTD. AVG.       PRINCIPAL
CLASS    FACE AMOUNT($)     (S&P/MOODY'S/FITCH)    SUPPORT    DESCRIPTION     LIFE (YEARS)(2)     WINDOW (2)
-----    ---------------    -------------------    -------   --------------   ----------------   -----------
 A-1     $ 178,000,000          AAA/Aaa/AAA         24.25%     Fixed Rate           5.695         07/02-03/10
 A-2     $ 304,897,000          AAA/Aaa/AAA         24.25%     Fixed Rate           8.670         03/10-10/11
  B      $  25,499,000           AA/Aa2/AA          20.25%     Fixed Rate           9.300         10/11-10/11
  C      $   9,562,000          AA-/Aa3/AA-         18.75%     Fixed Rate           9.447         10/11-02/12
  D      $  20,719,000            A/A2/A            15.50%     Fixed Rate           9.654         02/12-09/12
  E      $   7,968,000           A-/A3/A-           14.25%     Fixed Rate          10.924         09/12-07/13
  F      $   7,969,000        BBB+/Baa1/BBB+        13.00%   Capped WAC(3)         11.202         07/13-01/14
  G      $  12,750,000         BBB/Baa2/BBB         11.00%   Capped WAC(3)         11.589         01/14-02/14
  H      $   9,562,000        BBB-/Baa3/BBB-         9.50%   Capped WAC(3)         11.868         02/14-10/14
  J      $  14,344,000          BB+/Ba1/NR           7.25%     Fixed Rate          12.428         10/14-02/15
  K      $  12,749,000           BB/Ba2/NR           5.25%     Fixed Rate          12.633         02/15-02/15
  L      $   6,375,000          BB-/Ba3/NR           4.25%     Fixed Rate          12.633         02/15-02/15
  M      $   4,781,000           B+/B1/NR            3.50%     Fixed Rate          12.633         02/15-02/15
  N      $   3,985,000            B/B2/NR            2.88%     Fixed Rate          12.633         02/15-02/15
  P      $   3,187,000           B-/B3/NR            2.38%     Fixed Rate          12.633         02/15-02/15
  Q      $  15,140,900              NR                N/A      Fixed Rate          12.642         02/15-03/15
 X-CL    $ 637,487,900(4)       AAA/Aaa/AAA           N/A    Variable IO(7)         8.446(5)     07/02-03/15(6)
 X-CP    $ 481,969,036(4)       AAA/Aaa/AAA           N/A    Variable IO(7)         6.094(5)     06/05-06/09(6)
TOTAL:   $ 637,487,900              --                --           --                 --              --

(1) Losses other than those arising from prepayment interest shortfalls, which are allocated pro rata.

(2) Expected assuming among other things, 0% CPR, no defaults or losses, no loan repurchases and that ARD loans mature and pay off on their respective anticipated repayment dates.

(3) "Capped WAC" describes a variable coupon equal to the lesser of the initial coupon for the subject class and a weighted average of certain net mortgage interest rates on the underlying mortgage loans.

(4)   Represents the notional amount.

(5)   Represents the weighted average life of the notional amount.

(6)   Represents period over which the notional amount will be reduced to zero.

(7) Class X-CL and Class X-CP certificates have rights to the excess interest on all underlying mortgage loans.

CALL PROTECTION

                                                                STATISTICAL DATA
                                                                ----------------
Total Loans With Initial Lock-Out(1)                                  100%(2)
Loans with Early Defeasance(3)                                       29.0%(2)
Weighted Average Remaining Lock-Out(4)                             106 months
Weighted Average Open Period(5)                                      2 months

(1) Assumes none of the borrowers under the mortgage loans exercises its right to defease its mortgage loan prior to the second anniversary of the securitization issuance date.

(2)   Percent of mortgage pool balance.

(3) These mortgage loans permit defeasance prior to the second anniversary of the date of issuance of the certificates.

(4) Remaining lock-out is the total of Remaining Lock-Out Months and Defeasance Period, other than mortgage loans where the borrower has the option to defease prior to the second anniversary of the certificate issuance.

(5)   For all mortgage loans, the period prior to ARD.

           OPEN PREPAYMENT PERIOD   NUMBER OF   % OF INITIAL MORTGAGE
               PRIOR TO ARD(1)        LOANS         POOL BALANCE
           ----------------------   ---------   ---------------------

                    NONE                17              61.1%
                   1 MONTH               0               0.0%
                  2 MONTHS               4               4.7%
                  3 MONTHS               5              11.5%
                  4 MONTHS               0               0.0%
                  6 MONTHS              30              22.7%
                   TOTAL:               56             100.0%

(1) Weighted average open period through ARD of the mortgage loans is 2 months.

CALL PROTECTION

o A prepayment lock-out period is in effect for all of the mortgage loans except for certain mortgage loans that permit defeasance prior to the second anniversary of the date of issuance of the offered certificates.

      -- 31 mortgage loans representing 71.0% of the mortgage pool balance permit defeasance, but only after the second anniversary of the date of issuance of the certificates.

      -- 16 mortgage loans representing 17.9% of the mortgage pool balance permit defeasance at any time.

      -- 9 mortgage loans representing 11.1% of the mortgage pool balance permit defeasance, but only after a specified date that is after the cut-off date and prior to the second anniversary of the date of issuance of the certificates.

o If the Borrower exercises its right to defease its mortgage loan prior to the second anniversary of the date of issuance of the certificates, either the defeasance deposit proceeds will be applied to the prepayment of the mortgage loan or, if defeasance deposit proceeds are insufficient to pay the principal balance, accrued interest and all other amounts due, CDC Mortgage Capital Inc. ("CDCMC") will be required to repurchase the mortgage loan at a purchase price equal to the outstanding principal amount, together with accrued interest and all other amounts due.

o The defeasance repurchase obligation of CDCMC is guaranteed by CDC Financial Products Inc. (rated AAA/Aaa/AAA by S&P, Moody's and Fitch, respectively).

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

With respect to any mortgage loan in the trust, if any Excess Defeasance Deposit Proceeds (the "Proceeds")(1) are collected during any particular collection period, the trustee will pay a portion of the Proceeds to the holders of any Class of Principal Balance Certificates senior to and including the Class H Certificates then receiving principal based on the Discount Rate Fraction Methodology. The remaining portion of the Defeasance Deposit Proceeds will be distributed as follows:

52.0% to the Class X-CL
48.0% to the Class X-CP Certificates

DISCOUNT RATE FRACTION METHODOLOGY:

Mortgage Loan Characteristics of Mortgage Loan being prepaid:
      Balance:                                                      $10,000,000
      Coupon:                                                              7.75%
      Maturity:                                                        10 years
Treasury Rate (monthly):                                                   5.00%
Certificate Characteristics:
      Class A-1 Coupon:                                                    6.00%

DISCOUNT RATE FRACTION EXAMPLE:

                                                   CLASS A-1       CLASS X-CL AND CLASS X-CP    CLASS X-CL AND CLASS X-CP
                                                  CERTIFICATES           CERTIFICATES                 CERTIFICATES
                                                  ------------     -------------------------    -------------------------
PRINCIPAL PAYMENT                                 $10,000,000                 N/A                         N/A
DISCOUNT RATE FRACTION CALCULATION
(Class A-1 Coupon - Reinvestment Yield) /      (6.00% - 5.00%) /      (100.0% - 36.36%) =         (100.0% - 36.36%) =
(Gross Mortgage Rate - Reinvestment Yield) =   (7.75% - 5.00%) =            63.64%                       63.64%
Discount Rate Fraction =                             36.36%
                                                                    On or before June 2004          After June 2004
% OF PREMIUM ALLOCATED TO CLASSES                    36.36%          63.64% split between      63.64% allocated in whole
                                                                   Class X-CL and Class X-CP         to Class X-CL

(1) The excess of the amount tendered by the borrower for the purchase of defeasance collateral over the outstanding principal balance, accrued interest and any other amounts then due and payable, on such mortgage loan with respect to a mortgage loan which the related borrower exercises its option to defease prior to the second anniversary of the initial issuance of the series 2002-FX1 certificates.


PREMIUM LOANS

o Premium loans are mortgage loans under which the related borrower received a premium at origination in the form of proceeds in excess of the principal balance of the mortgage loan. In exchange for such premium, the borrower agreed to pay an above market interest rate on the mortgage loan.

o The "excess" interest generated by the difference between the higher rate over the base interest rate is sufficient to amortize the premium over the term of the mortgage loan.

o In the event of a prepayment, the borrower is required to repay the unamortized portion of the premium, which obligation is secured by the related mortgage.

o Six of the mortgage loans, representing 19.1% of the initial mortgage pool balance are premium loans.

o The aggregate amount of premiums due as of the Cut-off Date is $13.6 million. Excluding the Fontainebleau Hilton mortgage loan, the aggregate premium amount is $1.8 million.

                             % OF MORTGAGE   CUT-OFF DATE     PREMIUM                 INTEREST    CUT-OFF    CUT-OFF
      PREMIUM LOANS          POOL BALANCE       BALANCE       AMOUNT      BASE RATE     RATE     DATE LTV   DATE PTV   DSCR
      -------------          ------------    ------------     -------     ---------   --------   --------   --------   ----

Fontainebleau Hilton(1)         13.9%         $88,697,925   $11,811,931     7.430%     9.500%      41.3%      46.7%    1.62x
Baldwin Towers                   2.1%         $13,482,080      $656,378     7.450%     8.500%      72.5%      76.0%    1.14x
Signature Place Apartments       1.8%         $11,194,308      $679,633     7.160%     8.000%      71.8%      76.1%    1.21x
215-217 West Church Road         0.7%          $4,159,567      $266,243     7.190%     8.500%      60.3%      64.1%    1.23x
GTH&M Corpus Christi             0.3%          $2,089,684      $132,923     7.170%     8.500%      87.1%      92.6%    1.05x
Featherstone Industrial          0.3%          $1,872,216       $97,968     7.410%     8.500%      50.6%      53.2%    1.88x
TOTAL / WEIGHTED AVERAGE:       19.1%        $121,495,779   $13,645,075     7.394%     9.184%      49.1%      54.2%    1.51X

(1) Moody's has confirmed to the Depositor that in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations rated investment grade.

COLLATERAL POOL DESCRIPTION
================================================================================

2002-FX1 LOAN HISTORY DESCRIPTION

o In August 1999, CDCMC acquired from Nomura Asset Capital Corporation ("NACC") the entire ownership interest in Nomura Depositor Trust ST I (predecessor entity of CDC Depositor Trust ST I), which held an interest in a trust fund that in turn held (among other assets) 54 of the 56 mortgage loans to be included in this transaction.

o 54 of the 56 mortgage loans have been previously rated multiple times by Moody's and Fitch since the original FASIT due to ongoing substitution requiring rating agency review.

o The 2002-FX1 pool includes selected loans from the CDC Depositor Trust ST I transaction as well as mortgage loans originated by CDCMC. Overall, the pool is comprised of:

      -- 53 mortgage loans (96.0% of the initial mortgage pool balance) originated by NACC or The Capital Company of America LLC, an affiliate of NACC

      -- 2 mortgage loans (3.7% of the initial mortgage pool balance) originated by CDCMC

      -- 1 mortgage loan (0.3% of the initial mortgage pool balance) that was acquired by NACC and was originated by Bloomfield Acceptance Company, LLC, an entity that is not affiliated with either CDCMC or NACC

o     The remaining term to ARD is 109 months.

o At the time of securitization the loans have a weighted average seasoning of 47 months.

MORTGAGE SELLER'S HIGHLIGHTS
================================================================================

CDC MORTGAGE CAPITAL INC.

o CDC Mortgage Capital Inc. ("CDCMC") is a wholly-owned, indirect subsidiary CDC IXIS, a fully licensed bank under French law rated AAA/Aaa/AAA (S&P/Moody's/Fitch), which is in turn a subsidiary of Groupe Caisse des Depots.

o The CDCMC team is comprised of twenty-one real estate and lending professionals.

      -- CDCMC team members have extensive real estate and structured finance experience.

      -- Team members' real estate experience ranges from 3-21 years, primarily with major investment banks.

o     CDCMC has a total production of $5.3 billion since June 1999.

      --    $2.7 billion in originated loans.

      --    $2.6 billion in purchased loans.

o CDCMC has participated in $2.23 billion of CMBS transactions contributing $1.77 billion in collateral.

      --    $248 million CDCDT ST I, Series 1999-ST IB

      --    $537 million CDCSC 1999-FL1 (100% CDC originated loans)

      -- $776 million SBMVII/CDCSC 2001-CDC ($457 million of loans contributed by CDC)

      -- $672 million SBMVII/CDCSC 2002-CDC ($524 million of loans contributed by CDC)

CAISSE DES DEPOTS ET CONSIGNATIONS

Caisse des Depots et Consignations ("CDC") was established in 1816 by the government of France to safeguard private deposits, escrow deposits and pension funds requiring a higher degree of protection.

o CDC has worked with the French government to use the funds under its protection to promote economic and social development as well as modernize the financial system.

o CDC has been involved in road, highway, canal and tunnel construction; the building of schools and low cost housing; and the promotion of district renewal and urban planning projects.

o CDC is supervised by an independent board composed of representatives of the French government and central bank.

The Caisse des Depots Group today has over 37,300 employees backed by (euro)13 billion in equity capital enagaged in a variety of activities that can be broadly divided into two main functions:

o The carrying out of public service and general interest activities such as regulated banking, savings funds, employment and local development and retirement programs administration

o     Control and management of the Group's competitive businesses

      -- CNP Assurance - France's largest personal insurance provider with a 20% market

      --    CDC IXIS - Institutional and corporate banking (described below)

      -- C3D (Caisse des Depots Developpement) - Engineering and services for regional development both in France and internationally

CDC IXIS

CDC IXIS is a European bank founded in January 2001 and carries ratings of AAA/Aaa/AAA (S&P/Moody's/Fitch). CDC IXIS serves institutional investors, major issuers, corporations and local authorities.

o     CDC IXIS has three main business lines.

      -- Capital markets and financing through CDC IXIS Capital Markets, CDC IXIS Securities and CDC IXIS Capital Markets North America

      -- Asset management through CDC IXIS Asset Management (the 10th largest European manager and the 21st largest in the world) and its subsidiaries, including AEW, Loomis Sayles, Reich & Tang; CDC IMMO (a significant player in the European real estate markets); and CDC IXIS Private Equity, among others

      -- Banking and securities services including clearing, custody and fund administration

o     CDC IXIS is an international institution.

      -- Nearly half its business is conducted outside of the domestic French market.

      --    Has 25 international offices spread across the globe.

      --    Approximately 45% of its 5,500 workforce is based outside France.

o     CDC IXIS key figures (as of Dec 2001)

      -- (euro)6.6 billion in equity capital and a balance sheet of (euro)231 billion

      -- (euro)327 billion of financial assets and (euro)11.8 billion real estate assets under management

CDCMC SECURITIZATION AND DUE DILIGENCE PROCESS

o Loans were originated and underwritten to the structural requirements of the rating agencies (with such features as up-front and on-going reserves, lockboxes, special purpose borrowers and management termination based on certain performance tests).

o CDCMC at various times obtained updated third party reports on all properties (appraisals, engineering and environmental) in addition to reviewing the origination reports.

o In 2001, CDCMC obtained updated appraisals on 81.0% of the properties securing the loans in preparation for this securitization.

o PricewaterhouseCoopers performed "Agreed Upon Procedures" for all loans in excess of 4% of the mortgage pool balance whereby they reviewed underwritten net cash flows with financial statements and rent rolls.

o CDC inspected or caused to be inspected generally all of the properties within the last 13 months.

o     All borrowers are single asset entities.

o     Non-consolidation opinions

      -- Delivered at origination for all loans with Cut-Off Date principal balances equal to or greater than $15 million

o Cash management systems affecting approximately 85.6% of the mortgage pool balance

      --    Hard lockbox - 75.2% of the mortgage pool balance

      --    Soft lockbox - 10.4% of the mortgage pool balance

      -- All loans will have hard lockboxes in the event the borrower does not pay off the loan on the anticipated repayment date.

COLLATERAL POOL HIGHLIGHTS
================================================================================

FUNDED ESCROWS

   ESCROW TYPE(1)                               % OF POOL WITH FUNDED ESCROWS(2)
   --------------                               --------------------------------
Replacement Reserves                                          98.6%
Taxes                                                        100.0%
Insurance                                                     99.7%
TI & LC (Industrial)                                          89.4%
TI & LC (Retail)                                              86.2%
TI & LC (Office)                                              63.1%

(1) Escrows are in the form of up-front reserves, periodic cash deposits or letters of credit.

(2)   As of May 2002.

               GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

Size of Pool                                                       $637,487,900
Number of Loans                                                              56
Weighted Average Gross Coupon                                             7.960%
Weighted Average Seasoning                                            47 months
Weighted Average Original Term to Maturity(1)                        156 months
Weighted Average Remaining Term to Maturity(1)                       109 months
Weighted Average Remaining Amortization Term                         314 months
Average Balance                                                     $11,383,713
Largest Loan                                                        $88,697,925
Smallest Loan                                                          $362,190
WA U/W DSCR                                                                1.43x
WA LTV Ratio(1)                                                            63.7%
WA PTV Ratio                                                               64.6%
WA LTV Ratio at Maturity/ARD(2)                                            54.8%
Geographic Diversity                                                  20 states
Balloon and/or ARD Loans                                                  100.0%

(1)   Excluding premiums relating to Premium Loans.

(2) Assumes ARD loans are paid in full on their respective anticipated repayment dates.

PROPERTY TYPE

o Retail, multifamily, office and investment grade loans comprise 86.9% of the mortgage pool balance.

o 75.9% of the hotel component has credit characteristics consistent with obligations rated investment grade by Moody's.

                                  PROPERTY TYPE

   [The following table was depicted as a pie chart in the printed material.]

                        Anchored Retail              27.8%
                        Multifamily                  18.5
                        Hotel                        18.3
                        Office                       16.4
                        Regional Mall                 9.8
                        Mixed Use                     6.0
                        Industrial                    2.8
                        Unanchored Retail             0.4

GEOGRAPHIC DIVERSITY

o     The loans are secured by properties located in 20 states.

o The states with the largest concentration are Florida, New York, Pennsylvania and Washington.

                               STATE DISTRIBUTION

   [The following table was depicted as a pie chart in the printed material.]

                        Florida                      28.3%
                        New York                     18.0
                        Pennsylvania                 12.3
                        Washington                   10.5
                        Virginia                      5.0
                        Other                        25.8

LOAN SIZE DIVERSITY

o     56 mortgage loans

o     Average loan size: $11,383,713

o The largest loan comprises 13.9% of the mortgage pool balance and has credit characteristics consistent with obligations rated investment grade by Moody's.

                       CUT-OFF DATE LOAN SIZE DISTRIBUTION

   [The following table was depicted as a bar chart in the printed material.]

$ MILLIONS                                                            # of Loans
----------                                                            ----------
 <= $5                                                12.0%              31
 $5-$10                                                4.4                4
$10-$20                                               20.0               10
$20-$30                                               22.3                6
$30-$40                                               11.1                2
$40-$50                                                6.4                1
$60-$70                                                9.8                1
$80-$90                                               13.9                1

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o     Weighted average underwritten debt service coverage ratio of 1.43x

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

PROPERTY TYPE                                           % OF POOL    WA U/W DSCR
-------------                                           ---------    -----------
RETAIL                                                     38.0%        1.36X
  Anchored                                                 27.8%        1.32x
  Regional Mall                                             9.8%        1.48x
  Unanchored                                                0.4%        1.28x
MULTIFAMILY                                                18.5%        1.47X
HOTEL                                                      18.3%        1.63X
OFFICE                                                     16.4%        1.40X
MIXED USE                                                   6.0%        1.22X
INDUSTRIAL                                                  2.8%        1.31X
TOTAL:                                                    100.0%        1.43X

   [The following table was depicted as a bar chart in the printed material.]

                                                                      # of Loans
                                                                      ----------
1.01x-1.09x                                                 1.0%           2
1.10x-1.19x                                                15.4            6
1.20x-1.29x                                                14.3           10
1.30x-1.39x                                                 5.8            7
1.40x-1.49x                                                34.5           13
1.50x-1.59x                                                 6.3            4
1.60x-1.69x                                                19.0            4
1.70x-1.79x                                                 0.9            3
1.80x-1.89x                                                 2.7            6
2.20x-2.29x                                                 0.2            1

LOAN-TO-VALUE RATIO

o     Weighted average Cut-Off Date Loan-To-Value ratio of 63.7%(1)

o     Weighted average Loan-To-Value ratio at ARD(2) of 54.8%

(1) Weighted average proceeds-to-value ratio of 64.6% upon inclusion of the premiums of the premium mortgage loans.

(2)   Assumes ARD loans are paid in full on their anticipated repayment dates.

                        LOAN-TO-VALUE RATIO DISTRIBUTION

   [The following table was depicted as a bar chart in the printed material.]

                                                                      # of Loans
                                                                      ----------
35.1%-50.0%                                              19.0%             6
50.1%-55.0%                                              14.0             10
55.1%-60.0%                                               4.1              6
60.1%-65.0%                                               5.2              8
65.1%-70.0%                                              23.2              7
70.1%-75.0%                                              13.6             10
75.1%-80.0%                                               7.3              5
80.1%-85.0%                                              10.1              2
85.1%-90.0%                                               3.6              2

SIGNIFICANT MORTGAGE LOANS
================================================================================

                           SIGNIFICANT MORTGAGE LOANS

                                                             % OF INITIAL
                                              CUT-OFF DATE   MORTGAGE POOL
             NAME             PROPERTY TYPE     BALANCE         BALANCE      U/W DSCR   LTV(1)
             ----             -------------   ------------   -------------   --------   ------

Fontainebleau Hilton(2)           Hotel        $88,697,925       13.9%        1.62x      41.3%
The Seattle SuperMall             Retail       $62,766,238        9.8%        1.48x      67.5%
Feiga Partners II Portfolio    Multifamily     $40,735,781        6.4%        1.40x      80.4%
Orlando Marketplace               Retail       $37,184,296        5.8%        1.43x      66.6%
Parkview Tower                    Office       $33,631,531        5.3%        1.45x      54.2%
Marriott Islandia                 Hotel        $28,173,627        4.4%        1.68x      54.2%
                               -----------    ------------       ----         ----       ----
      TOTALS/WTD. AVG.:             --        $291,189,397       45.7%        1.52X      58.4%

(1) Based on most recent third party appraised value and does not include the premium amount for the Fontainebleau Hilton mortgage loan.

(2) Moody's has confirmed to the Depositor that in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations rated investment grade
      (Baa3).

FONTAINEBLEAU HILTON

Cut-Off Date Balance:               $88,697,925

Interest Rate(1):                   9.500%

Anticipated Repayment Date:         10/11/2011

Maturity Date:                      10/11/2024

Original Term to ARD:               13.5 years

Remaining Term to ARD:              9.3 years

Amortization:                       24.2 years

Sponsor:                            Stephen Muss

Property:                           Full-service, luxury destination resort
                                    hotel with 1,206 rooms in three high-rise buildings with balconies and ocean views, on a 15.6 acre site with 1,100 feet of beach frontage and a 23-slip marina. Amenities include: 190,000 square feet of ballrooms, banquet and meeting rooms, twelve separate restaurants and lounges, two outdoor pools with cabanas, a tennis complex with training alleys and pro shop, three health spas, children's water playground, cabanas and a day care center. The Fontainebleau derives approximately 60% of its room revenues from group and meeting business and 35-40% from leisure business.

Location:                           Miami Beach, Florida

Year Built:                         1954 and 1956. Hotel completed a $51.8
                                    million ($42,952 per room) renovation during 1998-2001.

Occupancy:                          61.8% for the trailing twelve months as of
                                    March 31, 2002. The hotel has maintained its ADR around $175 for 2000, 2001 and the trailing twelve months as of March 31, 2002.

Rev Par:                            $106.93 (TTM as of March 31, 2002)

(1) Moody's has confirmed to the Depositor that in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are rated investment grade (Baa3).

Appraised Value(1):                 $215,000,000

LTV(2):                             41.3%

PTV(3):                             46.7%

U/W DSCR(4):                        1.62x

Reserves:                           On-going for taxes and insurance;
                                    replacement of 5% gross revenue reserve
                                    funded monthly from excess cash flow from operations of the property; seasonality reserve funded monthly during certain months of each year up to a total of $2.8 million.
                                    $1.6 million in FF&E reserve as of May 2002.

Lockbox:                            Hard

Prepayment:                         Defeasance permitted, but only following two
                                    years after securization.

(1)   Based on third-party appraisal dated January 2001.

(2)   As of the Cut-off Date, calculated based on total loan balance.

(3) As of the Cut-off Date, calculated based on total loan balance and the premium amount.

(4)   Calculated based on underwritten net cash flow.

THE SEATTLE SUPERMALL

Cut-Off Date Balance:               $62,766,238

Interest Rate:                      7.540%

Anticipated Repayment Date:         02/11/2015

Maturity Date:                      10/11/2029

Original Term to ARD:               17.0 years

Remaining Term to ARD:              12.6 years

Amortization:                       30 years

Sponsor:                            Glimcher Realty Trust/ Glimcher Properties
                                    LP

Property(1):                        Class A value-oriented regional mall, with
                                    935,253 square feet of collateral, located south of Seattle, Washington, anchored by several outlet stores of major national retailers. There are six outparcels which are not part of the collateral. These include WalMart, Men's Warehouse, Chevron, a twelve-screen theater complex and two restaurants.

Location:                           Auburn, Washington

Year Built:                         1995

Anchors:

                                                                                 2001    Lease        Credit
                                            Tenant            Square Feet   Sales S/F   End Date   Rating(2)
                                            ------            -----------   ---------   --------   ---------
                                    Sam's Club                  154,154           N/A   05/31/19     AA/Aa2
                                    Burlington Coat Factory      86,316          $112   08/31/05      NR/NR
                                    Oshman's (Gart Sports)       76,024          $115   01/31/11      NR/NR
                                    Bed Bath & Beyond            49,996          $158   08/31/05      NR/NR
                                    Marshall's                   49,904          $134   01/31/11      A-/A3
                                    Nordstrom Rack               45,025          $320   08/31/05    A-/Baa1
                                    Old Navy                     24,976          $329   01/31/06    BB+/Ba3
                                    Ann Taylor Loft              22,031           $98   01/31/06   BBB-/Ba2

(1) Collateral square feet securing the Seattle Supermall mortgaged property totals 935,253 square feet including 12,268 square feet of foodcourt / kiosk space.

(2) Credit ratings are from S&P and Moody's, respectively as of May 31, 2002 and may reflect the rating of the parent company if the individual department store company is not rated.


National In-Line Tenants:

                                    Tenant                  Square Feet   Lease End Date
                                    ------                  -----------   --------------
                                    Liz Claiborne                12,005       11/30/2003
                                    Casual Corner Outlet         10,643       11/30/2005
                                    The Gap Outlet               10,389       12/31/2003
                                    Eddie Bauer Outlet            8,074        1/31/2006
                                    Kenneth Cole Outlet           6,000        1/31/2011
                                    Mikasa Factory Store          7,311        8/31/2007
                                    Athlete's Foot Outlet         5,973        8/31/2005

In-Line Occupancy:                  74.0%

2001 In-Line Sales/SF:              $229

Overall Occupancy:                  88.9%

2001 In-Line Cost of Occupancy:     14.2%

Appraised Value (1):                $93,000,000

LTV(2):                             67.5%

U/W DSCR(3):                        1.48x

Reserves:                           On-going for taxes, insurance, replacement
                                    reserves ($139,728/annually) and TI/LCs.
                                    ($318,364/annually). $363,000 in replacement reserve as of May 2002.

Lockbox:                            Hard

Prepayment:                         Defeasance permitted, but only following two
                                    years after securitization.

(1)   Based on third party appraisal dated as of March 2001.

(2)   As of the Cut-Off Date.

(3)   Calculated based on underwritten net cash flow.

FEIGA PARTNERS II PORTFOLIO

Cut-Off Date Balance:               $40,735,781

Interest Rate:                      7.480%

Anticipated Repayment Date:         3/11/2010

Maturity Date:                      7/11/2028

Original Term to ARD:               11.5 years

Remaining Term to ARD:              7.7 years

Amortization:                       28.3 years

Sponsor:                            Lloyd Goldman and Craig Koenigsberg

Property:                           Eight multifamily complexes, ranging from
                                    100 to 690 units, total 1,788 units, all with exterior upgrades and renovations completed in 2000: including new roofs, trim and landscaping. Amenities at the complexes include: swimming pools, tennis courts, fitness centers, clubhouses, playgrounds and volleyball and basketball courts.

Location:                           Florida

                                                                                                  Allocated
                                    Property             City           # of Units   Occupancy   Loan Amount
                                    ------------------   ------------   ----------   ---------   -----------
                                    Londontowne          Jacksonville       690        96.8%     $14,483,833
                                    Cedar Place          Orlando            188        93.1%      $5,225,168
                                    Shenandoah Station   Orlando            188        87.9%      $5,057,024
                                    Buena Vista          Seminole           206        87.9%      $4,813,607
                                    Grove Park           Orlando            184        93.8%      $4,801,876
                                    Driftwood            Jacksonville       128        95.7%      $2,544,642
                                    Kentwood             Jacksonville       104        98.1%      $2,288,516
                                    Square Plaza         Tampa              100        97.0%      $1,521,115

Years Built:                        1965-1974; all properties renovated between
                                    1998-2000

Overall Occupancy(1):               94.1%

Appraised Value(2):                 $50,650,000

LTV(3):                             80.4%

U/W DSCR(4):                        1.40x

Reserves:                           On-going for taxes and insurance; and
                                    on-going replacement reserve of
                                    $275/unit/year (increased by 2.5% annually).
                                    $123,000 in replacement reserve as of May
                                    2002.

Lockbox:                            Soft

Prepayment:                         Defeasance permitted, but only on or after
                                    3/11/2004.

(1)   As of January 2002.

(2) Combined appraised values based on third-party appraisals dated as of May/June 2000.

(3) As of the Cut-Off Date, calculated based on loan balance and the combined appraised values.

(4)   Calculated based on underwritten net cash flow.

ORLANDO MARKETPLACE

Cut-Off Date Balance:               $37,184,296

Interest Rate:                      7.685%

Anticipated Repayment Date:         3/11/2011

Maturity Date:                      11/11/2025

Original Term to ARD:               12.9 years

Remaining Term to ARD:              8.7 years

Amortization:                       30 years

Sponsor:                            Michael Rubin

Property:                           Class A, anchored community shopping center,
                                    with 317,671 square feet, built in two
                                    phases. The center is well-located and
                                    surrounded by a high-end residential area with limited land available for development.
                                    A two-story office building, totaling 17,921 square feet, is 95.5% occupied, and the third phase of development permits addition of another 47,000 square feet of office.

Location:                           Orlando, Florida

Years Built:                        1982, renovated in 1998

Anchors:

                                    Anchor(1)             2001 Sales/SF      Square Feet   Credit Rating(2)
                                    ---------             -------------      -----------   ----------------
                                    Albertsons                     $378           64,850   BBB+/Baa1
                                    Stein Mart                     $181           37,080   NR/NR

National In-Line and Major
Office Tenants:

                                    Tenant                  Square Feet   Lease-End Date   Credit Rating(2)
                                    ------                  -----------   --------------   ----------------
                                    Morton's of Chicago          11,718        4/30/2016   NR/NR
                                    Washington Mutual             6,496        8/31/2003   A-/A3
                                    Bank of America               5,933        2/29/2004   AA-/Aa2
                                    Blockbuster Video             5,890        8/31/2003   A-/A3
                                    Starbucks                     1,425        9/30/2007   NR/NR

(1) Winn-Dixie vacated the property in December 2001 and continues to pay rent under terms of its lease. LA Fitness has signed a letter of intent with the borrower for this space, with a lease term of 15 years.

(2) Credit ratings for anchors and tenants are from S&P and Moody's, respectively as of May 31, 2002. May reflect the rating of the parent company if the tenant is not rated.

2001 In-Line Sales/SF:              $414

2001 In-Line Cost of Occupancy:     9.1%

Overall Occupancy:                  95.5%

Appraised Value(1):                 $55,825,000

LTV(2):                             66.6%

U/W DSCR(3):                        1.43x

Reserves:                           On-going for taxes, insurance and capex.
                                    Rollover reserve for TI/LCs maintained at $150,000.

Lockbox:                            Hard

Prepayment:                         Defeasance permitted, but only following two
                                    years after securitization.

(1)   Based on third-party appraisal dated as of December 2000.

(2)   As of the Cut-Off Date.

(3)   Calculated based on underwritten net cash flow.

PARKVIEW TOWER

Cut-Off Date Balance:               $33,631,531

Interest Rate:                      7.842%

Anticipated Repayment Date ("ARD"): 4/11/2011

Maturity Date:                      4/11/2031

Original Term to ARD:               13.0 years

Remaining Term to ARD:              8.8  years

Amortization:                       29.4 years

Sponsor:                            Lubert-Adler Real Estate Opportunity Fund
                                    II, LP; Ira Lubert

Property:                           Two office buildings, Class A and B+, total
                                    354,780 square feet, located in the major office node of the Delaware Valley. The borrower completed an approximately $23 million renovation and upgrade in 1998
                                    including new curtain walls, interior
                                    finishes, boilers, HVAC equipment, roof, windows and restroom fixtures, and refurbished elevator interiors. There are over 35 tenants, predominately local financial service and insurance firms, with no major tenant concentrations.

Location:                           King of Prussia, Pennsylvania

Year Built:                         Parkview Tower: 1973, renovated in 1998
                                    Moore Court: 1982, renovated in 1998

Occupancy:                          Parkview Tower: 86.3%
                                    Moore Court: 100.0%

Major Tenants:

                                    Tenant                       Square Feet   Lease Expiration
                                    ------                       -----------   ----------------
                                    Devon                          50,600          12/31/09
                                    V-Span, Inc.                   34,207          08/31/05
                                    Magellan Behavioral Health     29,128          11/30/03
                                    American Financial             24,120          11/30/03
                                    XRT, Inc.                      22,091          01/31/05
                                    EGE Holdings                   13,291          02/28/07
                                    Wyeth                          12,620          08/30/04

Appraised Value(1):                 $62,000,000

LTV(2):                             54.2%

U/W DSCR(3):                        1.45x

Reserves:                           On-going for taxes, insurance, capex and
                                    TI/LCs. $183,000 in TI/LC reserve as of May
                                    2002.

Lockbox:                            Hard

Prepayment:                         Defeasance permitted, but only following two
                                    years after securitization.

(1) Combined appraised values based on third-party appraisals dated as of July 2001.

(2) As of the Cut-Off Date, calculated based on loan balance and the combined appraised values.

(3)   Calculated based on underwritten net cash flow.

MARRIOTT ISLANDIA

Cut-Off Date Balance:               $28,173,627

Interest Rate:                      7.990%

Anticipated Repayment Date:         2/11/2012

Maturity Date:                      2/11/2026

Original Term to ARD                13.3 years

Remaining Term to ARD               9.6 years

Amortization:                       24.9 years

Sponsor:                            Columbia Sussex, William J. Yung

Property:                           First-class, full-service hotel with 278
                                    rooms, renovated in 1998 when converted to the Marriott flag, with excellent access and visibility from the Long Island Expressway.
                                    Amenities include: a restaurant, lounge, indoor pool, whirlpool, exercise room, and over 12,519 square feet of meeting space.
                                    The Marriott Islandia derives approximately
                                    55% of its room revenues from transient
                                    business, 35% from group and meeting
                                    business and 10% from leisure.

Location:                           Islandia, New York (Suffolk County, Long
                                    Island)

Year Built:                         1987, renovated in 1998

Rev Par:                            $102.83 (TTM as of March 31, 2002)

Overall Occupancy:                  65.5% for the trailing twelve months as of
                                    March 31, 2002. After reflagging from a
                                    Radisson to a Marriott in April 1998, RevPAR grew 31.9% from 1998 to 1999, and by 14.7%
                                    from 1999 to 2000.

Appraised Value (1):                $52,000,000

LTV(2):                             54.2%

U/W DSCR(3):                        1.68x

Reserves:                           On-going for taxes. $556,000 in replacement
                                    reserve as of May 2002.

Lockbox:                            Hard

Prepayment:                         Defeasance permitted but only following two
                                    years after securitization.

(1)   Based on third party appraisal dated as of September 2001.

(2)   As of the Cut-Off Date.

(3)   Calculated based on underwritten net cash flow.

SUMMARY POINTS
================================================================================

o Weighted average DSCR of 1.43x; weighted average Cut-Off Date LTV ratio of 63.7%.

o The top six loans discussed in this presentation have a weighted average DSCR of 1.52x and a weighted average Cut-Off Date LTV ratio of 58.4% and collectively represent 45.7% of the mortgage pool balance.

o Retail, multifamily, office and the investment grade loan comprise 86.9% of the mortgage pool balance.

o The largest loan in the pool which represents 13.9% of the mortgage pool balance, has credit characteristics consistent with obligations rated investment grade by Moody's.

o     Geographically diversified with properties located in 20 states.

o 100.0% of the loans have ongoing reserves for taxes; 99.7% have ongoing reserves for insurance premiums; and 98.6% of the loans have ongoing replacement reserves.

o     85.6% of the mortgage pool balance have cash management systems.

o Seasoned portfolio has the benefit of established payment histories and performance track record. ? No mortgage loan has been delinquent for 30 days or more since origination.

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.

    NAME OF REPORT                        DESCRIPTION (INFORMATION PROVIDED)
    --------------                        ----------------------------------

1   Distribution Date Statements          principal and interest distributions,
                                          principal balances

2   Mortgage Loan Status Report           portfolio stratifications

3   Comparative Financial Status Report   revenue, NOI, DSCR to the extent
                                          available

4   Delinquent Loan Status Report         listing of delinquent mortgage loans

5   Historical Loan Modification Report   information on modified mortgage loans

6   Historical Liquidation Report         net liquidation proceeds and realized
                                          losses

7   REO Status Report                     NOI and value of REO

8   Servicer Watch List                   listing of loans in jeopardy of
                                          becoming specially serviced

TIMELINE
================================================================================

DATE                                EVENT
-------------------------           --------------------------------------------

Week of June 10, 2002               Structural & Collateral Term Sheets and
                                    Presale Reports Available/Road Shows/
                                    Investor Calls/Red Herrings Available

On or about June 17, 2002           Pricing

Week of June 24, 2002               Closing